UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07412

Exact name of registrant as specified in charter:	Delaware Investments Arizona
Municipal Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Arizona Municipal Income Fund, Inc.

December 31, 2008
	Principal
	Amount	Value
Municipal Bonds – 91.10%
Education Revenue Bonds – 13.73%
Arizona Board Regents System Revenue (Arizona State University) Series 8-A
5.00% 6/1/18	$200,000	$218,794
5.00% 6/1/19	375,000	403,166
Arizona Student Loan Acquisition Authority Revenue Refunding Series A-1 5.90% 5/1/24 (AMT)	1,500,000	1,333,920
Glendale Industrial Development Authority Revenue Refunding (Midwestern University) 5.00% 5/15/31	350,000	282,013
Northern Arizona University Certificates of Participation (Northern Arizona University
Research Project) 5.00% 9/1/30 (AMBAC)	1,000,000	866,480
Pima County Industrial Development Authority Educational Revenue Refunding
(Tucson County Day School Project) 5.00% 6/1/37	500,000	284,830
South Campus Group Student Housing Revenue (Arizona State University - South Campus Project)
5.625% 9/1/35 (MBIA)	1,000,000	885,710
University of Puerto Rico Revenue Series Q 5.00% 6/1/36	1,000,000	706,460
		4,981,373
Electric Revenue Bonds – 7.65%
Salt River Project Agricultural Improvement & Power District Electric System Revenue (Salt River Project)
Series A
5.00% 1/1/16	500,000	559,035
5.00% 1/1/31	1,000,000	963,820
Series B 5.00% 1/1/25	1,250,000	1,254,488
		2,777,343
Health Care Revenue Bonds – 16.48%
Arizona Health Facilities Authority Revenue (Banner Health) Series D 5.50% 1/1/21	500,000	480,275
Glendale Industrial Development Authority Hospital Refunding Revenue (John C. Lincoln Health) 5.00% 12/1/42	1,500,000	831,180
Maricopa County Industrial Development Authority Revenue (Catholic Healthcare West) Series A 5.25% 7/1/32	400,000	291,392
Scottsdale Industrial Development Authority Hospital Revenue Refunding (Scottsdale Healthcare)
Series A 5.25% 9/1/30	500,000	377,990
Show Low Industrial Development Authority Hospital Revenue (Navapache Regional Medical Center)
Series A 5.50% 12/1/17 (ACA)	1,600,000	1,454,048
University Medical Center Hospital Revenue
5.00% 7/1/33	1,000,000	668,480
5.00% 7/1/35	500,000	329,045
Yavapai County Industrial Development Authority Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	1,549,300
		5,981,710
Housing Revenue Bonds – 2.62%
Phoenix Industrial Development Authority Single Family Statewide Revenue
Series A 5.35% 6/1/20 (GNMA) (FNMA) (FHLMC) (AMT)	380,000	355,897
Series C 5.30% 4/1/20 (GNMA) (FNMA) (FHLMC) (AMT)	370,000	366,877
Pima County Industrial Development Authority Single Family Mortgage Revenue
Series A-1 6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)	40,000	40,042
Puerto Rico Housing Finance Authority Sub-Cap Foundation Modernization 5.50% 12/1/18	175,000	189,247
		952,063
Lease Revenue Bonds – 2.60%
Arizona Game & Fishing Department & Commission Beneficial Interest Certificates (AGF
Administration Building Project) 5.00% 7/1/26	640,000	578,957
Nogales Development Authority Municipal Facilities Revenue 5.00% 6/1/30 (AMBAC)	500,000	363,745
		942,702
Local General Obligation Bonds – 5.80%
ΦGila County Unified School District #10 (Payson Step Coupon Project of 2006) Series A 1.00% 7/1/27 (AMBAC)	500,000	457,620
Maricopa County School District #6 (Washington Elementary) Refunding Series A 5.375% 7/1/13 (FSA)	1,500,000	1,646,265
		2,103,885
§Pre-Refunded Bonds – 17.27%
Arizona School Facilities Board Revenue (State School Trust) Series A 5.75% 7/1/18-14 (AMBAC)	500,000	592,475
Oro Valley Municipal Property Excise Tax 5.00% 7/1/20-11 (FGIC)	1,000,000	1,094,810
Puerto Rico Commonwealth Public Improvement Revenue Series A 5.125% 7/1/31-11	250,000	271,930
Scottsdale Industrial Development Authority Hospital Revenue (Scottsdale Healthcare) 5.80% 12/1/31-11	1,000,000	1,117,530
Southern Arizona Capital Facilities Finance (University of Arizona Project) 5.00% 9/1/23-12 (MBIA)	1,150,000	1,277,903

University of Arizona Certificates of Participation (University of Arizona Project) Series B
5.125% 6/1/22-12 (AMBAC)	500,000	553,880
Virgin Islands Public Finance Authority Revenue (Gross Receipts Tax Loan Note) Series A
6.125% 10/1/29-10 (ACA)	1,250,000	1,360,374
		6,268,902
Special Tax Revenue Bonds – 12.69%
Flagstaff Aspen Place Sawmill Improvement District 5.00% 1/1/32	385,000	341,691
Glendale Municipal Property Series A 5.00% 7/1/33 (AMBAC)	2,000,000	1,881,661
Marana Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26	963,000	626,874
Peoria Municipal Development Authority Sales Tax & Excise Shared Revenue (Senior Lien & Sub Lien)
5.00% 1/1/18	1,085,000	1,190,397
Queen Creek Improvement District #1 5.00% 1/1/32	1,000,000	564,740
		4,605,363
Transportation Revenue Bonds – 5.24%
Arizona Transportation Board Grant Anticipation Notes 5.00% 7/1/14	250,000	276,915
Phoenix Civic Improvement Airport Revenue Series B 5.25% 7/1/27 (FGIC) (AMT)	2,000,000	1,623,100
		1,900,015
Water & Sewer Revenue Bonds – 7.02%
Phoenix Civic Improvement Wastewater Systems Revenue Junior Lien
5.00% 7/1/19 (MBIA)	850,000	905,131
5.00% 7/1/24 (FGIC)	1,000,000	985,170
Scottsdale Water & Sewer Revenue Refunding 5.00% 7/1/19	600,000	657,504
		2,547,805
Total Municipal Bonds (cost $37,181,109)		33,061,161

Total Value of Securities – 91.10%
(cost $37,181,109)		33,061,161
Receivables and Other Assets Net of Liabilities (See Notes) – 8.90%☐		3,231,280
Net Assets Applicable to 2,982,200 Shares Outstanding – 100.00%		$36,292,441

ΦStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2008.
§Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
☐Of this amount, $2,597,265 represents cash as of December 31, 2008.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum
FGIC – Insured by the Financial Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association
MBIA – Insured by the Municipal Bond Insurance Association
RADIAN – Insured Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments Arizona Municipal Income Fund (Fund).

Security Valuation – Long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At December 31, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$ 37,181,109
Aggregate unrealized appreciation	763,416
Aggregate unrealized depreciation	(4,883,364)
Net unrealized depreciation	$ (4,119,948)

Effective April 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the above FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$-
Level 2	33,061,161
Level 3	-
Total	$33,061,161

There were no Level 1 or Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Arizona municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At December 31, 2008, 34.77% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: